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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) DECEMBER 2, 2004
                     -----------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)



          DELAWARE                      1-5794                    38-1794485
          --------                      ------                    ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



 21001 VAN BORN ROAD, TAYLOR, MICHIGAN                               48180
 -------------------------------------                               -----
(Address of Principal Executive Offices)                           (Zip Code)



                                 (313) 274-7400
                                ----------------
               Registrant's telephone number, including area code





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE, ELECTION, OR APPOINTMENT OF DIRECTORS OR OFFICERS.

     (d) On December 2, 2004, the Board of Directors increased the size of the Board to ten directors and unanimously appointed Dennis W. Archer as a director of the Company, subject to shareholder approval at the 2005 Annual Meeting. Mr. Archer, 62, is the Chairman of Dickinson Wright PLLC, a Detroit-based law firm, and was the President of the American Bar Association from 2003 to 2004. He served two terms as Mayor of the city of Detroit, Michigan, from January 1994 through December 2001, and as an Associate Justice of the Michigan Supreme Court from 1985 to 1994. Mr. Archer currently serves on the board of directors of Compuware Corporation and Johnson Controls, Inc.

     There are no understandings or arrangements between Mr. Archer and any other person pursuant to which Mr. Archer was selected as a director. He presently does not serve on any committees of the Company's Board, although in the future he may be appointed to serve on a committee. There are and have been no transactions either since the beginning of the Company's last fiscal year or currently proposed, regarding Mr. Archer that are required to be disclosed by
Item 404(a) of Regulation S-K.

     A copy of the press release announcing Mr. Archer's appointment is attached hereto as Exhibit 99 and is incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)   Exhibits

   99    Press release of Masco Corporation dated December 3, 2004, regarding the appointment of Dennis W. Archer as a director.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MASCO CORPORATION



                                             By: /s/ Timothy Wadhams
                                                 -------------------------------
                                             Name:  Timothy Wadhams
                                             Title: Senior Vice President and
                                                    Chief Financial Officer


December 7, 2004


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                                  EXHIBIT INDEX


     99       Press release of Masco Corporation dated December 3, 2004, regarding the appointment of Dennis W. Archer as a director.